Equity Method Based Investees - Summarized Financial Information, Operating Results Data (Detail) - Frontline [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Operating results data:
Total revenues	$ 27,795	$ 28,776	$ 27,210
Gross profit	23,053	20,688	19,565
Net income	$ 11,699	$ 11,538	$ 11,106